SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 30, 2003



                                 eCHAPMAN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Maryland                     0-28123                52-2184621
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)


                        401 East Pratt Street, 28th Floor
                               Baltimore, MD 21202
                                 (410) 625-9656
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                             ----------------------
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Item 5.  Other events and Regulation of FD Disclosure


         On June 26, 2003, The U. S. Securities and Exchange Commission and the Securities Commissioner for the State of Maryland each filed separate actions naming the eChapman Inc., its subsidiaries, Chapman Capital Management, Inc. and Chapman Company, and various individuals currently and formerly affiliated with such entities in civil actions in the Federal District Court for the District of Maryland, and in the Circuit Court for Baltimore City and an Administrative Proceeding, respectively, alleging, among other things, violations of the anti-fraud provisions of federal and state securities laws in connection with, among other things, their investment advisory and brokerage business.

In a separate action, the Grand Jury for the District of Maryland charged Nathan
A. Chapman, Jr., the Chairman and Chief Executive Officer of the various Chapman companies, with various violations, including, among others, violations of Federal mail and wire fraud statutes, as well as various violations of the anti-fraud provisions of the Federal securities laws.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                eChapman, Inc.


Date:    June 30, 2003                          By: /s/ Nathan A. Chapman

                                                    Nathan A. Chapman, President